Treasury shares	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Treasury shares
2
2
.    TREASURY SHARES
On June 5, 2019, the Board of Directors of the Company authorized a share repurchase program (“Share Repurchase Program”), pursuant to which the Company was authorized to repurchase its own issued and outstanding American depositary shares (“ADSs”) up to an aggregate value of US$10 million from the open market, in negotiated transactions off the market, or through other legally permissible means in accordance with applicable securities laws from time to time.
As of December 31, 2019, the Company repurchased an aggregate of 431,556 ADSs, representing 863,112 Class A ordinary shares under the Share Repurchase Program, at an average price of $6.95 per ADS, for US$2,999,314 (RMB20,638,881). As of December 31, 2019,
no
shares were cancelled.